Advances for Other Fixed Assets under Construction	6 Months Ended
Jun. 30, 2013
Advances For Other Fixed Assets Under Construction [Abstract]
Advances for Other Fixed Assets under Construction
5.  Advances for Other Fixed Assets under Construction:

Fujairah in-land storage facility: In July 2010, the Company assumed a 25-year terminal lease agreement, as a result of the transfer of all the shares of Aegean Oil Terminal Corporation from a related party. The agreement, signed by the Company's subsidiary, Aegean Oil Terminal Corporation, and the Municipality of Fujairah will be automatically renewed for an additional 25 years and was assumed to build an in-land storage facility in the United Arab Emirates. The Company is expected to complete the construction of the new facility by the end of year 2013 and the payments of the contractual amounts are made with the progress of the construction.  As of June 30, 2013, the Company has paid advances for construction of the in-land storage facility amounting to $135,260. The contractual obligations arising from signed contracts relating to this project after June 30, 2013 are approximately $16,500 for 2013.

Las Palmas in-land storage facility: As at June 30, 2013, the Company has capitalized expenses incurred for additions and improvements on the Las Palmas terminal site in the amount of $3,819.